UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 10, 2007



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina               000-22787                 56-2028446
      (State or other            (Commission File          (I.R.S. Employer
      jurisdiction of                Number)            Identification Number)
      incorporation)




               6114 U.S. 301 South
            Four Oaks, North Carolina                      27524
         (Address of principal executive offices)        (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 10, 2007, Four Oaks Fincorp, Inc. (the "Company"), its wholly-owned subsidiary, Four Oaks Bank & Trust Company ("Four Oaks"), and LongLeaf Community Bank ("LongLeaf") entered into a definitive merger agreement (the "Agreement"), pursuant to which LongLeaf will merge with and into Four Oaks (the "Merger").

Under the terms of the Agreement, each share of LongLeaf common stock will be automatically converted into the right to receive either (i) $16.50 in cash, without interest, (ii) 1.0 share of Company common stock multiplied by an exchange ratio or (iii) 0.60 shares of Company common stock multiplied by the exchange ratio plus an amount equal to $6.60 in cash, all on and subject to the terms and conditions contained in the Agreement. The exchange ratio is equal to $16.50 divided by the volume weighted average of the daily closing sales price of the Company's common stock as quoted on the OTC Bulletin Board during the 20 consecutive trading days ending three business days prior to the closing date of the Merger (the "Average Closing Price"). It is intended that the Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Pursuant to the Agreement, the Average Closing Price can be no higher than $19.3397452 per share and no lower than $14.2945943 per share. In addition, if (a) as of the later of the date of receipt of the required approval of regulatory authorities or the date of approval by LongLeaf shareholders, the average closing price of the Company's common stock is less than 75% of the Average Closing Price as of the date the Agreement was executed and (b) the Company and Four Oaks do not agree to adjust the exchange ratio as permitted by the Agreement, then LongLeaf will have a right to terminate the Agreement. Finally, certain allocation procedures will be used to cause the stock consideration to be paid to LongLeaf shareholders to be between 50% and 70% of the total merger consideration.

The completion of the Merger is subject to approval by LongLeaf's shareholders, regulatory approvals and normal and customary closing conditions. At the same time that the Agreement was signed, officers, directors and certain shareholders of LongLeaf entered into an agreement with the Company and Four Oaks pursuant to which each such person agreed, among other things, to vote his or her shares in favor of the Merger. The Merger is expected to close in the first or second quarter of 2008. In addition, under the terms of the Agreement, Four Oaks has agreed to appoint John Bullard, LongLeaf's retiring President and Chief Executive Officer, to its board of directors and to engage him as a consultant, and engage Butch Farrah, formerly the Chief Operating Officer at LongLeaf, to head the Rockingham office as City Executive.

The above description of the Agreement does not purport to be a complete statement of the parties' rights and obligations under the Agreement and the transactions contemplated thereby.

On December 10, 2007, the parties to the Agreement issued a joint press release announcing the execution of the Agreement. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.


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FORWARD-LOOKING STATEMENTS

Information in this Current Report or in the information filed or furnished with this Current Report contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the possibility that fewer than the required number of LongLeaf shareholders vote to approve the merger; the occurrence of events that would have a material adverse effect on LongLeaf, the Company or Four Oaks as described in the merger agreement, including the risk of adverse operating results, delays in obtaining or failure to receive required regulatory approvals; the risk that the merger agreement could be terminated under circumstances that would require LongLeaf to pay a termination fee of $350,000 to Four Oaks prior to terminating the Agreement and an additional $350,000 if certain transactions are consummated within 12 months after such termination; the risk that the merger will not be consummated; the actual operations of the acquired branches after the acquisition; the ability of Four Oaks Bank to integrate the operations of LongLeaf into its operations; and other uncertainties arising in connection with the proposed merger. Additional factors that could cause actual results to differ materially are discussed in documents filed with the Securities and Exchange Commission (the "SEC") by Four Oaks from time to time, including without limitation Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, Four Oaks does not undertake a duty to update this information.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. The proposed transaction will be submitted to LongLeaf's shareholders for their consideration. The parties to the Agreement will file a registration statement, a proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC and FDIC. SHAREHOLDERS OF LONGLEAF ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHERRELEVANT DOCUMENTS FILED WITH THE SEC AND FDIC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the parties to the Agreement, at the SEC's Website (http://www.sec.gov). Information about Longleaf is available in the public filings it makes with the Federal Deposit Insurance Corporation (FDIC), which are available for inspection at the offices of the FDIC's Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. One may also obtain copies of Longleaf's reports by calling the FDIC's Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Nancy Wise, Four Oaks Fincorp, Inc., 6114 U.S. 301 South, Four Oaks, North Carolina 27524, (919) 963-2177. In addition, copies of the proxy statement/prospectus can be obtained, without charge, by directing a request to Sandy Hunsucker, LongLeaf Community Bank, P.O. Box 1208, Rockingham, North Carolina 28380, (910) 895-1208.

Each of the parties to the Agreement and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LongLeaf, in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of the Company's common stock is set forth in the proxy statement, dated April 2, 2007, for the Company's 2007 annual meeting of shareholders held on April 23, 2007, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of LongLeaf and their ownership of LongLeaf common stock is set forth in the proxy statement, dated April 12, 2007, for LongLeaf's 2007 annual meeting of shareholders held on May 10, 2007 as filed with the FDIC on Schedule 14A. Additional information regarding the interests of LongLeaf's directors and officers may be obtained by reading the proxy statement/prospectus when it becomes available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits accompany this Report:

Exhibit 99.1   Joint Press Release, dated December 10, 2007



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FOUR OAKS FINCORP, INC.


                                    By: /s/ Nancy S. Wise
                                        ----------------------------------------
                                        Nancy S. Wise.
                                        Chief Financial Officer


Date:  December 10, 2007


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                                  EXHIBIT INDEX


Exhibit 99.1   Joint Press Release, dated December 10, 2007